UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2026

ARTELO BIOSCIENCES, INC.
(Exact name of Company as specified in its charter)

Nevada	001-38951	33-1220924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Lomas Santa Fe, Suite 160 Solana Beach, CA USA	92075
(Address of principal executive offices)	(Zip Code)

(858) 925-7049
(Company’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARTL	The Nasdaq Stock Market LLC

Indicate by check mark whether the Company is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the Company has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 12, 2026, Artelo Biosciences, Inc. (the “Company”) entered into a Securities Purchase Agreement, dated as of March 12, 2026 (the “Vanquish Purchase Agreement”), with Vanquish Funding Group Inc., a Virginia corporation (“Vanquish”), pursuant to which the Company issued a 12% bridge note in the aggregate principal amount of $237,300.00, which includes an original issue discount of $27,300.00, for an aggregate purchase price of $210,000.00 (the “Vanquish Note”).

Additionally, on March 12, 2026, the Company entered into a Securities Purchase Agreement, dated as of March 12, 2026 (the “Boot Purchase Agreement” and together with the Vanquish Purchase Agreement, the “Purchase Agreements”), with Boot Capital LLC, a Delaware limited liability company (“Boot” and together with Vanquish , the “Buyers”), pursuant to which the Company issued a 12% bridge note in the aggregate principal amount of $113,000.00, which includes an original issue discount of $13,000.00, for an aggregate purchase price of $100,000.00 (the “Boot Note” and together with the Vanquish Note, the “Notes”).

The Notes mature on January 15, 2027. The Company may prepay the Notes in full at any time with no prepayment penalty upon written notice to the Buyers. The Company is responsible for $10,000 of Vanquish’s due diligence and legal fees in connection with the Vanquish Purchase Agreement. The Company intends to use the proceeds of the Notes for general working capital purposes.

Upon the occurrence and during the continuation of any Event of Default (as defined in the Notes), the Notes shall become immediately due and payable and the Company shall pay to the Buyer, in full satisfaction of its obligations thereunder, an amount equal to 150% (“Default Percentage”) times the sum of (w) the then outstanding principal amount of the Note plus (x) accrued and unpaid interest on the unpaid principal amount of the Note to the date of payment (the “Mandatory Prepayment Date”) plus (y) Default Interest (as defined in the Notes), if any, on the amounts referred to in clauses (w) and/or (x) plus (z) any amounts owed to the Buyer pursuant to Article IV of the Notes, and all other amounts payable thereunder shall immediately become due and payable, all without demand, presentment or notice, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Buyer shall be entitled to exercise all other rights and remedies available at law or in equity.

Solely upon the occurrence and continuation of an Event of Default (as defined in the Notes), the Buyers shall have the right, but not the obligation, to convert all or any portion of the outstanding balance of the Notes, including principal, accrued interest, and any applicable default amount, into shares (the “Conversion Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”). The conversion price for the Conversion Shares is the greater of (i) $0.125 and (ii) 75% of the lowest trading price of the Common Stock during the ten (10) trading days immediately preceding the applicable conversion date. The Buyers are prohibited from converting any amount of the Notes that would result in Vanquish and its affiliates or Boot and its affiliates beneficially owning more than 4.99% of the outstanding shares of Common Stock.

The Purchase Agreements contains customary representations, warranties, conditions and indemnification obligations of the parties. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

The Vanquish Purchase Agreement, the Boot Purchase Agreement, the Vanquish Note and the Boot Note are filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4 to this Current Report on Form 8-K, respectively, and the description above of the material terms of the Purchase Agreements and the Notes is qualified in its entirety by reference to such exhibits.

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Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated hereby reference.

The securities that may be issued by the Company to the Buyers under the Purchase Agreement are being offered and sold by the Company to the Buyers in transactions that are exempt from the registration requirements of the Securities Act, in reliance on Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D thereunder. In the Purchase Agreements, the each Buyer represented to the Company, among other things, that it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act). Accordingly, the offer and sale by the Company of the securities that may be issued and sold to the Buyers under the Purchase Agreements have not been and will not be registered under the Securities Act or any applicable state securities or “Blue Sky” laws and, therefore, such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities or “Blue Sky” laws.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of any securities of the Company in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated as of March 12, 2026, by and between Artelo Biosciences, Inc., and Vanquish Funding Group Inc.
10.2	Securities Purchase Agreement, dated as of March 12, 2026, by and between Artelo Biosciences, Inc., and Boot Capital LLC
10.3	Bridge Note, dated March 12, 2026, by and between Artelo Biosciences, Inc., and Vanquish Funding Group Inc.
10.4	Bridge Note, dated March 12, 2026, by and between Artelo Biosciences, Inc., and Boot Capital LLC
104	Cover Page Interactive Data File (embedded within the XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2026	ARTELO BIOSCIENCES, INC.

/s/ Gregory D. Gorgas
	Name:	Gregory D. Gorgas
	Title:	Chief Executive Officer and President

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